EXHIBIT 99.3
SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
(Registered in England No. 1460363)
FINANCIAL STATEMENTS
31 December 2008

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Independent Auditors’ Report
The Board of Directors
SPRE Limited:
We have audited the accompanying balance sheets of SPRE Limited (“the Company”) as of December 31, 2008 and 2007, and the related profit and loss accounts and reconciliations of movements in shareholders’ funds for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (“U.S.”). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SPRE Limited as of December 31, 2008 and 2007, and the results of its operations for the years then ended, in conformity with generally accepted accounting principles in the United Kingdom.
Accounting principles generally accepted in the United Kingdom vary in certain significant respects from U.S. generally accepted accounting principles. Information relating to the nature and effect of such differences is presented in note 24 to the financial statements.
/s/ KPMG Audit Plc
KPMG Audit Plc
London, United Kingdom
March 18, 2009

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Profit & Loss Account
Technical Account — General Business
For the Year Ended 31 December 2008

		2008	2007
	Notes	US$000	US$000
Earned premiums, net of reinsurance

Gross premiums written	3	0	2,069
Outward reinsurance premiums		0	(418)

		0	1,651

Change in the gross provision for unearned premiums		0	886
Change in provision for unearned premiums, reinsurers’ share		0	(82)

		0	804

Earned premiums, net of reinsurance		0	2,455
Allocated investment return transferred from the non-technical account		0	15,178

		0	17,633

Claims incurred, net of reinsurance
Claims paid — gross amount		0	(827,301)
— reinsurers’ share		0	505,361

		0	(321,940)

Change in the provision for claims — gross amount		0	864,279
— reinsurers’ share		0	(521,766)

		0	342,513

Claims incurred, net of reinsurance		0	20,573

Net operating expenses	10	0	(7,824)

Balance on the technical account — general business		0	30,382

The above results relate to discontinued business.
A separate statement of recognised gains and losses has not been prepared as there are no differences between the above result and the result after recognised gains and losses.
See accompanying notes to these financial statements.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Profit & Loss Account
Non Technical Account — General Business
For the Year Ended 31 December 2008

		2008	2007
	Notes	US$000	US$000
Balance on the technical account — general business		0	30,382

Investment income	6	0	43,030

Unrealised investment loss		0	(385)

Investment expenses and charges	7	0	(8,543)

		0	34,102

Allocated investment return transferred to the technical account — general business		0	(15,178)

		0	18,924

Other income	8	0	7,614

Other charges, including value adjustments	9	0	(911)

Profit/(loss) on ordinary activities before tax		0	56,009

Tax on Profit/(loss) on ordinary activities	13	0	(11,711)

Profit/(loss) for the year after tax		0	44,298

See accompanying notes to these financial statements.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Balance Sheet
At 31 December 2008

		2008	2007
	Notes	US$000	US$000
ASSETS

Investments
Investment in subsidiary undertaking	14	0	301,931

Debtors
Other debtors	15	0	26,314

Other assets
Cash at bank and in hand		100	100

Total assets		100	328,345

LIABILITIES AND SHAREHOLDER’S FUNDS

Capital and reserves
Called up share capital	20	0	420,775
Profit and loss account	18	0	(92,530)

Equity Shareholders’ funds		0	328,245

Creditors
Other creditors including taxation and social security	17	100	100

Total liabilities		100	328,345

See accompanying notes to these financial statements.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Reconciliation of movements in shareholders’ funds
For the Year Ended 31 December 2008

		2008	2007
	Notes	US$000	US$000
Opening shareholders’ funds		328,245	283,947

Distribution in kind		(328,245)	0

Profit for the financial year after tax	18	0	44,298

Closing shareholders’ funds		0	328,245

See accompanying notes to these financial statements.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
Year Ended 31 December 2008
1.	BASIS OF PREPARATION

The financial statements have been prepared in accordance with the provisions of Section 255, and special provisions of Part 1 of Schedule 9A, of the United Kingdom Companies Act 1985.

The financial statements have also been prepared in accordance with applicable accounting standards and under the historical cost accounting rules, modified to include the revaluation of investments, and comply with the Statement of Recommended Practice issued by the Association of British Insurers in December 2005 (as amended in December 2006) (“the ABI SORP”).

During 2007 the Company completed a Part VII transfer of all its insurance assets, liabilities and outwards reinsurance agreements to Unionamerica Insurance Company Limited (“Unionamerica”). The transfer was effected on 31 December. The Company received shares in Unionamerica equivalent to 71.22% of the issued shared capital. On 24 April 2008 the Company made a distribution in kind in the form of the Company’s interests in Unionamerica. For all financial periods these accounts deal with SPRE Limited as a company and not as a group as its results and that of Unionamerica are consolidated into the results of the ultimate parent undertaking.

In accordance with FRS 8, Related Party Disclosures, the Company has not disclosed related party transactions with group companies, on the basis that the Company is a subsidiary undertaking with 100% voting rights controlled within a group which produces publicly available consolidated financial statements in which the Company is included.

In accordance with FRS 1, Cashflow Statements, the Company is not required to prepare a cashflow statement because more than 90% of the voting rights of the Company are held within the group and the group’s consolidated financial statements are publicly available.

2.	ACCOUNTING POLICIES

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the financial statements, except as noted below.

Basis of accounting for underwriting activities

All classes of business are accounted for on an annual basis.

Premiums

Written premiums, gross of commission payable to intermediaries, comprise the estimated premiums on contracts entered into in a financial year, regardless of whether such amounts may relate in whole or in part to a later financial year, exclusive of taxes and duties levied on premiums.

Premiums written include adjustments to premiums written in prior accounting periods and estimates for “pipeline” premiums. Outward reinsurance premiums are accounted for in the same accounting period as the premiums for the related direct insurance or inwards reinsurance business.

Unearned premiums

The provision for unearned premiums comprises the amount representing that part of gross premiums written which is estimated to be earned in subsequent financial years, taking into account the risk profile of the contracts on a contract by contract basis.

Acquisition costs

Acquisition costs comprise all direct and indirect costs arising from the conclusion of insurance and reinsurance contracts.

Deferred acquisition costs represent the proportion of acquisition costs incurred that correspond to the proportion of gross premiums written which are unearned at the balance sheet date.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
2.	ACCOUNTING POLICIES (continued)

Claims incurred

Claims incurred include all claims and claims settlement expense payments made in respect of the financial period, the movement in the provision for outstanding claims and claims settlement expenses, and movement in claims incurred but not reported.

Claims outstanding

Full provision is made on an individual case basis for the estimated cost of claims notified but not yet settled by the balance sheet date after taking into account handling costs and settlement trends. A provision for claims incurred but not reported is established on a statistical basis. The level of provisions has been set on the basis of the information which is currently available, including potential outstanding claims advices and case law. The methods used and estimates made are reviewed regularly. Whilst the directors consider the gross provision for claims and the related reinsurance recoveries to be fairly stated on the basis of the information currently available to them, the ultimate liability can vary materially as a result of subsequent information and events. Any difference, which may be material, between provisions and subsequent settlements will be dealt with in the accounts of later years.

Estimation Techniques

The following notes on estimation techniques were applicable to the period prior to the Part VII transfer.

In addition to the inherent uncertainty of having to forecast the ultimate costs of those claims that have occurred but not yet been advised to the Company as at the balance sheet date, there is also the considerable uncertainty regarding the eventual final costs of the claims that have been reported by the balance sheet date but which remain unsettled.

As a consequence of these uncertainties the Company has to apply sophisticated estimation techniques to determine the appropriate level of claims provisions.

In overview, claims provisions are determined based upon prior experience, knowledge of market conditions and trends and the terms and conditions of the underlying contracts of insurance and reinsurance.

A variety of different statistical techniques are used by the Company’s in-house actuaries to determine the appropriate level of provision to carry. These methods include the following:

▪ Chain ladder development of incurred claims, where claims to date for each accident year are extrapolated based upon the historical development patterns of earlier accident years.

▪ Expected loss ratios where claims are calculated by applying loss ratios determined from prior experience adjusted for known changes in market conditions or claims trends, to earned premiums; and

▪ Bornhuetter Ferguson method, which combines use of expected loss ratios, for the more recent and underdeveloped accident years, and the chain ladder projection of incurred claims data for earlier years.

All projections are carried out separately for each line of business.

Catastrophe losses are reserved separately primarily based on event by event analysis of potential exposure on contracts written.

Where possible the Company adopts multiple techniques to estimate the required level of provision. This assists in giving a greater understanding of the trends inherent in the data being projected and setting the range of possible outcomes. The most appropriate estimation technique is then selected taking into account the characteristics of the business class being reserved.

Establishing an appropriate level of claims provision is inherently uncertain. The degree of uncertainty will vary by product and line of business according to the characteristics of the insured risk.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
2.	ACCOUNTING POLICIES (continued)

Unexpired risks

Provision is made for unexpired risks where the claims and administrative expenses likely to arise after the end of the financial year in respect of contracts concluded before that date are expected to exceed the unearned premiums net of any acquisition costs deferred. The provision for unexpired risks is calculated separately by classes of business that are managed together, after taking into account relevant future investment income.

Investments, investment income, expenses and charges

Investments are shown at market value. Debt securities and other fixed-income securities and shares and other variable-yield securities and units in unit trusts are stated at market value at the close of business on the balance sheet date, or on the last trading day before that date.

Investment income is accounted for on an accruals basis. Interest is accrued up to the balance sheet date. Realised investment gains and losses comprise the difference between net sale proceeds and previous valuation or historical cost if acquired during the year. Unrealised investment gains and losses are reflected in the profit and loss account.

Allocation of investment income

Investment income, realised gains and losses, expenses and charges are allocated from the non-technical account to the technical account based on investments held against technical provisions.

Land and buildings

In order to present a true and fair view of the Company’s performance, freehold land and buildings are depreciated but are carried at current value and are subject to triennial revaluation. Any permanent diminution or subsequent reversal in value is taken to the profit and loss account.

Foreign currency translation

Foreign currency revenue and profit and loss items have been translated into US Dollars at the average quarterly rates of exchange. Monetary assets and liabilities held in foreign currency are translated into US Dollars at the rates of exchange ruling at the balance sheet date. Gains and losses on foreign currency translation are taken to the profit and loss account.

Taxation

The charge for taxation is based on the profit/(loss) for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes.

Deferred tax is recognised, without discounting, in respect of all timing differences between the treatment of certain items for taxation and accounting purposes which have arisen but not reversed by the balance sheet date, except as otherwise required by FRS 19.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
3.	SEGMENTAL ANALYSIS

	2008	2007
	US$000	US$000
By major class of business

Gross premiums written

Property	0	610
Casualty	0	1,233
Marine/aviation/satellite	0	226

	0	2,069

Underwriting result

Property	0	7,838
Casualty	0	5,595
Marine/aviation/satellite	0	1,771

	0	15,204

Net insurance funds

Property	0	0
Casualty	0	0
Marine/aviation/satellite	0	0

	0	0

The net assets and investment income are not managed at class level, therefore are not included in the segmental analysis.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements.
3.	SEGMENTAL ANALYSIS (continued)

The transaction of London Market reinsurance and insurance non-marine business at the Company’s London office is regarded by the directors as the Company’s business segment.

			2008 (US $000)
	Gross	Gross	Gross	Gross
	premiums	premiums	claims	operating	Reinsurance	Underwriting
	written	earned	incurred	expenses	balance	profit
Direct insurance

Property	0	0	0	0	0	0
Casualty	0	0	0	0	0	0

	0	0	0	0	0	0
Reinsurance	0	0	0	0	0	0

	0	0	0	0	0	0

			2007 (US $000)
	Gross	Gross	Gross	Gross
	premiums	premiums	claims	operating	Reinsurance	Underwriting
	written	earned	incurred	expenses	balance	loss
Direct insurance

Property	(13)	(13)	321	(22)	(64)	222
Casualty	0	0	(15)	(1,343)	(2,960)	(4,318)

	(13)	(13)	306	(1,365)	(3,024)	(4,096)
Reinsurance	2,082	2,968	36,672	(6,641)	(13,879)	19,300

	2,069	2,955	36,978	(8,006)	(16,903)	15,204

The underwriting result represents the balance on the technical account — general business before investment income and charges.
4.	PRIOR YEARS’ CLAIMS PROVISIONS

(Under)/over provisions for claims provisions at the beginning of the period compared with payments and provisions at the end of the period in respect of prior years’ claims net of ceded reinsurance are represented by the claims incurred net of reinsurance figure in the Profit and Loss Technical Account.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
5.	PART VII TRANSFER
The Company transferred all of its insurance liabilities and underlying outwards reinsurance agreements to Unionamerica Insurance Company Limited, under Part VII of the Financial Services and Markets Act 2000. This transfer was effective on 31 December 2007. The Part VII transfer has been accounted for in accordance with the ABI SORP.

The assets and liabilities transferred are set out below:

US$000
Assets

Cash and investments	664,163
Reinsurers’ share of technical provisions	266,040
Reinsurers’ share of technical provisions — Internal stop loss	158,212
Debtors	57,892
Other assets	40,785

1,187,092

Liabilities

Technical provisions	570,675
Technical provisions — Internal stop loss	158,212
Creditors	113,328
Other liabilities	16,632

858,847

Surplus assets	328,245

Following the transfer of surplus assets of US$328,245,000, the Company received shares in Unionamerica Insurance Company Limited to the value of US$301,931,000 on 31 December 2007, the balance of which was satisfied after the year end on 24 January 2008, by the issue of additional shares to the value of US$26,314,000 to the Company.

6.	INVESTMENT INCOME

	2008	2007
	US$000	US$000
Land and buildings	0	3,620
Income from other financial investments	0	36,756
Realised investment gains	0	2,654

	0	43,030

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
7.	INVESTMENT EXPENSES AND CHARGES

	2008	2007
	US$000	US$000
Interest payable	0	8,175
Investment management expenses	0	368

	0	8,543

8. OTHER INCOME

	2008	2007
	US$000	US$000
Differences on foreign currency net asset translation	0	7,614

	0	7,614

9. OTHER CHARGES

	2008	2007
	US$000	US$000
Other charges	0	911

	0	911

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
10.	NET OPERATING EXPENSES

	2008	2007
	US$000	US$000
Gross acquisition costs	0	102
Change in gross deferred acquisition costs	0	90

	0	192
Administrative expenses	0	7,634

Gross operating expenses	0	7,826
Reinsurance commissions and profit participation	0	(2)

	0	7,824

11.	INCLUDED IN PROFIT AND LOSS ACCOUNT

	2008	2007
	US$000	US$000
Income from listed securities	0	36,756
Interest payable on other loans	0	8,175
Auditor’s remuneration in respect of:

Audit of these financial statements	14	244
Other services pursuant to legislation	14	44
Tax services	15	15
Auditors’ remuneration accruing in 2008 was paid by a fellow group undertaking.
12.	EMPLOYEES

The Company has no employees, but had a management agreement with Travelers Management Limited, a former fellow group undertaking, which employed UK personnel and provided certain management services. The Company had entered into an additional services agreement with Travelers Special Services Limited, another former fellow group undertaking, which provided a number of management services.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
13. TAXATION

	2008	2007
	US$000	US$000
Analysis of charge in the period, current tax

Tax charge for the year	0	14,208
Adjustments in respect of prior periods	0	(2,497)

Tax on Profit on ordinary activities	0	11,711

	2008	2007
	US$000	US$000
Reconciliation of the current tax charge required under FRS19

Profit on ordinary activities before taxation	0	56,009

Profit on ordinary activities before tax multiplied by the standard rate of corporation tax of 28.5% (see note below) (2007: 30%)	0	16,803

Movement in provisions	0	532
Loss on disposal of building	0	(2,702)
Losses brought forward	0	(425)
Prior year corporation tax	0	(2,497)

Tax charge for the period	0	11,711

Corporation tax reduced from 30% to 28% on 1 April 2008 and as a result of this a composite rate of 28.5% is being used in this calendar year.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
14. INVESTMENTS

	2008	2007
	US$000	US$000
Investment in subsidiary undertaking

At cost
As at 1 January	301,931	0
Acquisition during the year (See Note 5)	26,314	301,931
Distribution in kind	(328,245)	0

As at 31 December	0	301,931

On 24 April 2008, SPRE Limited paid an interim dividend of a total amount of US$328,245,000 which was paid in the form of assets of SPRE Limited, such assets being 63,354,088 shares in Unionamerica Insurance Company Limited equivalent to the value of the dividend.
15. OTHER DEBTORS

	2008	2007
	US$000	US$000
Consideration receivable (See Note 5)	0	26,314

	0	26,314

16. CONTINGENCIES AND OTHER LIABILITIES
Following the Part VII transfer there are no contingencies or other liabilities to report.
17. OTHER CREDITORS INCLUDING TAXATION AND SOCIAL SECURITY

	2008	2007
	US$000	US$000
Sundry creditors	100	100

	100	100

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements.
18. RESERVES – PROFIT AND LOSS ACCOUNT

	2008	2007
	US$000	US$000
As at 1 January	(92,530)	(136,828)
Profit for the financial year	0	44,298
Distribution	92,530	0

As at 31 December	0	(92,530)

19. PROVISION FOR OTHER RISKS AND CHARGES
Consequent to the decision to close the branch offices in Belgium and Germany, a provision was established, based on the directors’ best estimates, for the likely costs arising in exiting these businesses.

	2008	2007
	US$000	US$000
At the beginning of the year	0	1,419
Utilised during the year	0	(1,419)

At the end of the year	0	0

20. SHARE CAPITAL

	2008	2007
Authorised	£000	£000

83,301,419 (2007: 300,000,000) authorised ordinary shares of £1 each	83,301	300,000

Allotted, issued and fully paid	US$000	US$000

2 (2007: 216,698,583) ordinary shares of £1 each at par	0	420,775

On the 20th February 2008, the Company received approval from the High Court to reduce the share capital of the Company: On this date the authorized share capital of the company was reduced from £300,000,000 to £83,301,419 by the cancellation of 216,698,581 issued Ordinary shares of £1 each. Following the reduction the authorised share capital of the company is £83,301,419 divided into Ordinary shares of £1 each, of which 2 have been issued and credited as fully paid.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
21. REMUNERATION OF DIRECTORS

	2008	2007
	US$000	US$000
Directors’ emoluments	0	922
Amounts receivable under long term incentive schemes	0	0

	0	922

Company contributions to money purchase pension schemes	0	92

	0	1,014

The aggregate emoluments and amounts receivable under long term incentive schemes of the highest paid director were US$ Nil (2007: US$174,874).
Company contribution to money purchase pension schemes attributable to the highest paid director was US$ Nil (2007 : US$18,923).

	Number of Directors
	2008	2007
Retirement benefits accruing to the following number of Directors under:
Money purchase schemes	0	8
Defined benefit schemes	0	0
The number of directors who exercised share options	0	3

The number of directors in respect of whose services shares were received or receivable under long term incentive schemes was	0	0

Emoluments of directors based in the UK were paid by Travelers Management Limited, a former fellow group undertaking which employed all UK personnel and provided full management services. The directors’ emoluments have been apportioned across the group as a whole, based on services rendered to companies in the group.

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements
22. RELATED PARTY TRANSACTIONS
The Company has taken advantage of the exemption, contained in Financial Reporting Standard 8, from disclosing transactions with other group companies or with related parties in which the Company has no investments.
During the current financial year there were no transactions with former fellow group undertakings within The Travelers Companies Inc. group.
23. IMMEDIATE AND ULTIMATE HOLDING COMPANIES
Prior to 30 December 2008, the Company’s intermediate parent company was St. Paul Fire and Marine Insurance Company Limited which is registered in England & Wales. Prior to 30 December 2008, the Company’s ultimate parent company and controlling party was The Travelers Companies Inc.
Post 30 December 2008 the immediate parent undertaking of the smallest group of which the Company is a member is Unionamerica Holdings Ltd, a company incorporated in Great Britain.
The ultimate parent undertaking of the largest group of which the Company is a member and for which consolidated accounts have been prepared is Enstar Group Limited, a company incorporated in Bermuda. The consolidated financial statements of both parent undertakings are available to the public and may be obtained from the Company’s office at Avaya House, 2 Cathedral Hill, Guildford, Surrey, GU2 7YL.
The annual U.S. Securities and Exchange Commission filing of Enstar Group Limited may be obtained from:

U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549
U.S.A

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Notes to the financial statements

24	SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM (“UK GAAP”) AND ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA (“US GAAP”)
The SPRE Limited financial statements have been prepared in accordance with UK GAAP as applied in note 1. UK GAAP differs to the requirements of US GAAP in certain respects. The effects of the application of US GAAP to the profit for the year after taxation, as determined under UK GAAP, are set out in the table below:

	2008	2007
	US$000	US$000
PROFIT FOR THE FINANCIAL YEAR

UK GAAP profit for the year after taxation	0	44,298

US GAAP adjustments
(a) Unrealised investment loss/(gain)	0	385
(b) Valuation difference on freehold building	0	(1,403)

Total US GAAP adjustments	0	(1,018)

Net income under US GAAP	0	43,280

(a) Unrealised investment loss/(gain)
Under UK GAAP unrealised losses and gains on investments represent the difference between the valuation of investments at the balance sheet date and previous valuation unless acquired during the year and are included in the Non-Technical Account. Under US GAAP movements in the valuation of investments that are available-for-sale are reported through Other Comprehensive Income and do not form part of net income.
(b) Valuation difference on freehold building
Under UK GAAP the freehold property is carried at current value and is subject to triennial valuation by an independent property valuer who is a member of the Royal Institute of Chartered Surveyors. The open market value of the property is determined after the deduction of expected selling costs. Under US GAAP the freehold property is carried at historical cost less accumulated depreciation.

	2008	2007
	US$000	US$000
SHAREHOLDERS’ EQUITY INTEREST

UK GAAP Shareholders’ equity interest	0	328,245

US GAAP Shareholders’ equity interest	0	328,245

SPRE LIMITED
(Formerly St. Paul Reinsurance Company Limited)
Note to the Financial Statements

24	SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM (“UK GAAP”) AND ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA (“US GAAP”) (Continued)

	2008	2007
CASH FLOW STATEMENT AS DETERMINED IN ACCORDANCE WITH US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“US GAAP”)	US$000	US$000
Cash flows from operating activities:
Net income	0	43,280
Adjustments to reconcile net income to net cash provided by operating activities:
Amortisation of investments	0	(189)
Foreign currency translation on investments	0	(17,160)
Net loss on sale of investments	0	(2,654)

	0	23,277

Changes in assets and liabilities:
Accrued interest receivable	0	12,649
Debtors arising out of reinsurance operations	0	66,598
Loss and loss adjustment expenses recoverable from reinsurers	0	537,836
Other debtors	0	136
Losses and loss adjustment expenses	0	(870,996)
Creditors arising out of reinsurance operations	0	(175,291)
Other creditors	0	(2,304)

Net cash used in operating activities	0	(408,095)

Cash flows from investing activities
Purchase of investments	0	(395,583)
Purchase of investment in subsidiary	0	(328,245)
Proceeds on sale of investments	0	1,102,095
Proceeds from sale of freehold building	0	5,867

Net cash provided by investing activities	0	384,134

Net (decrease) in cash and cash equivalents	0	(23,961)

Cash and cash equivalents, beginning of year	100	24,061

Cash and cash equivalents, end of year	100	100

Supplemental cash flow information
Net income taxes paid	—	—

Interest paid	—	—